Exhibit 32.1



                  Certification of Periodic Report


    I,  Norman  Schwartz,  Chief Executive  Officer  of  Bio-Rad
    Laboratories,  Inc.  (the "Company"), certify,  pursuant  to
    Section  906  of the Sarbanes-Oxley Act of 2002,  18  U.S.C.
    Section 1350, that:


    (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the
         "Report") fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934
         (15 U.S.C. 78m); and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




    Dated: August 6,  2004        /s/ Norman Schwartz
           ---------------        -------------------------
                                  Norman Schwartz
                                  Chief Executive Officer
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